Joint Filer Information

NAME: Highbridge International LLC
----

ADDRESS:  The Cayman Corporate Centre, 4th Floor
-------
              27 Hospital Road
              George Town, Grand Cayman
              Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC
---------

              By: Highbridge Capital Management, LLC
                  its Trading Manager

              By: /s/ Carolyn Rubin
                  -------------------------
              Name:  Carolyn Rubin
              Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Convertible Arbitrage Master Fund, L.P.
----

ADDRESS:   c/o Highbridge Capital Management, LLC
------
              9 West 57th Street, 27th Floor
              New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.
---------

              By: Highbridge Capital Management, LLC
                  its Trading Manager

              By: /s/ Carolyn Rubin
                  ----------------------------------
              Name:  Carolyn Rubin
              Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Capital Corporation
----

ADDRESS:  c/o Harmonic Fund Services
-------
              The Cayman Corporate Centre, 4th Floor
              27 Hospital Road
              Grand Cayman, Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE CAPITAL CORPORATION
---------
              By: Highbridge Capital Management, LLC
                  its Trading Manager

              By: /s/ Carolyn Rubin
                  ----------------------------------
              Name:  Carolyn Rubin
              Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Capital L.P.
----

ADDRESS:  c/o Highbridge Capital Management, LLC
-------
              9 West 57th Street, 27th Floor
              New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE CAPITAL L.P.
---------

              By: Highbridge GP, LLC
                  its General Partner

              By: /s/ Clive Harris
                  ----------------------------------
              Name:  Clive Harris
              Title: Director

                             Joint Filer Information

NAME: Highbridge Master L.P.
----

ADDRESS:  c/o Harmonic Fund Services
-------
              The Cayman Corporate Centre, 4th Floor
              27 Hospital Road
              Grand Cayman, Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE MASTER L.P.
---------

              By: Highbridge GP, Ltd.
                  its General Partner

              By: /s/ Clive Harris
                  ----------------------------------
              Name:  Clive Harris
              Title: Director

                             Joint Filer Information

NAME: Highbridge GP, Ltd.
----

ADDRESS:  c/o Harmonic Fund Services
-------
              The Cayman Corporate Centre, 4th Floor
              27 Hospital Road
              Grand Cayman, Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE GP, LTD.
---------


              By: /s/ Clive Harris
                  ----------------------------------
              Name:  Clive Harris
              Title: Director

                             Joint Filer Information

NAME: Highbridge GP, LLC
----

ADDRESS:  c/o Highbridge Capital Management, LLC
-------
              9 West 57th Street, 27th Floor
              New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE GP, LLC
---------


              By: /s/ Clive Harris
                  ----------------------------------
              Name:  Clive Harris
              Title: Director

                             Joint Filer Information

NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
-------
              9 West 57th Street, 27th Floor
              New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:
              /s/ Glenn Dubin
              -----------------------------
              GLENN DUBIN

                             Joint Filer Information

NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
-------
              9 West 57th Street, 27th Floor
              New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: March 2, 2007
---------------------------------

SIGNATURE:
              /s/ Henry Swieca
              ----------------------------
              HENRY SWIECA